SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 30, 2003



                            GP Strategies Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                    1-7234                 13-1926739
------------------------------      ---------------         -------------------
(State or other Jurisdiction        (Commission             (I.R.S. Employer
 of Incorporation)                   File Number)            Identification No.)




777 Westchester Avenue, White Plains, NY                           10604
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (914) 249-9700



                                       N/A
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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
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         On August 15, 2003, the Company announced its results for the second quarter ended June 30, 2003. The earnings release for the and second quarterly is attached hereto as an exhibit to the 8-K.

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (c)    Exhibits

                  99.1 Earnings release dated August 15, 2003 for the quarter ended June 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GP Strategies Corporation


Date: August 15, 2003                 BY: /s/ Scott N. Greenberg
                                          -------------------------------------
                                          Scott N. Greenberg
                                          President